UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

ContextLogic Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39775	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SANSOME STREET 33RD FLOOR
SAN FRANCISCO, California		94104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 432-7323

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WISH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 30, 2023, Plaintiff Joseph Martin (“Plaintiff”) filed a verified complaint (the “Complaint”) initiating the action styled Joseph Martin v. Julie Bradley, et al., C.A. No. 2023-1201-PAF (Del. Ch.) (the “Action”) against Julie Bradley, Lawrence Kutscher, Tanzeen Syed, Stephanie Tilenius, Hans Tung, and Jun (Joe) Yan (collectively, the “Director Defendants”) and Nominal Defendant ContextLogic, Inc. (the “Company”), collectively, the “Defendants.” The Action challenged certain provisions of the Company’s Amended and Restated Bylaws, effective December 18, 2020 (the “Bylaws”).

Plaintiff alleged that the Bylaws included an advance notice bylaw that required a stockholder who wished to nominate candidates for election to director to provide extensive detailed information regarding anyone “Acting in Concert” with the nominating stockholder, even if those other stockholders are wholly unknown to the nominating stockholder, thereby chilling stockholders’ exercise of their right to nominate candidates for election to director.

The Company and Director Defendants do not believe the Bylaws required amendment under applicable law and deny that any breach of fiduciary duties or any other wrongful conduct occurred, and solely to avoid the costs, distractions, and uncertainties inherent in litigation, on December 5, 2023, Defendants amended the Bylaws to narrow the definition of “Acting in Concert,” which mooted Plaintiff’s claims.

On December 7, 2023, the Court entered an Order dismissing the Action with prejudice as to Plaintiff and without prejudice as to any actual or potential claims of any other members of the putative class, and retaining jurisdiction solely for the purpose of determining Plaintiff’s counsel’s application for an award of attorneys’ fees and reimbursement of expenses (the “Fee Application”).

In order to avoid the time and expense of continued litigation, the parties have agreed to resolve Plaintiff’s counsel’s Fee Application in exchange for a payment by the Company of $495,000 to Plaintiff’s counsel for attorneys’ fees and expenses.

On January 30, 2024, the Court entered an order closing the case, subject to the Company filing an affidavit with the Court confirming that this notice has been issued. In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ContextLogic Inc.

Date:	February 5, 2024	By:	/s/ Jun Yan
Chief Executive Officer Principal Executive Officer